Exhibit 99.1
Serve Robotics Announces Second Quarter 2026 Results

•Delivered over 400% revenue growth in Q2 year over year as diverse portfolio of revenue across delivery, branding, and software grew strong triple digits compared to a year ago.

•Further diversified revenue applications for Serve’s autonomous robot fleet with new delivery partnership with NoScrubs Laundry in addition to existing food, healthcare, and grocery delivery operations.

•Improved gross margin over prior quarter, as the mix of higher-margin recurring revenue jumped to over 50% of all revenues

•Ended Q2 with over $240 million in cash and marketable securities, reflecting strong balance sheet and operational flexibility.

SAN FRANCISCO, August 6, 2026 -- Serve Robotics Inc. (the “Company” or “Serve”) (Nasdaq: SERV), a leading autonomy and robotics company, today announced financial results for the second quarter ended June 30, 2026.

“Serve is driving innovation in last-mile delivery as our scaled robot fleet is powering deliveries across multiple verticals,” said Dr. Ali Kashani, Serve’s Co-founder and CEO. “Our leadership in autonomy and commercial deployment has created advantages that compound with scale, enabling unique partnerships, more diversified revenue streams, and new monetization opportunities, all while maintaining a disciplined approach to growth.”

“Our updated outlook reflects a deliberate decision to concentrate our fleet and capital behind the highest-return opportunities,” said Brian Read, Chief Financial Officer of Serve. “By lowering our expected operating expenses while maintaining one of the strongest balance sheets in our sector, we have the flexibility to continue expanding our autonomous network, investing in our technology platform, and driving sustainable long-term growth.”

Business and Financial Highlights
•Revenue Diversification: advertising made up nearly 50% of food delivery revenue in Q2, and recurring revenue made up over 50% of total revenues in Q2.
•Healthcare Progress: delivered steady revenue in Q2 in line with expectations and signed 7 multiyear contract extensions with our hospital customers and added 2 new hospitals in 1H 2026, demonstrating continued customer demand for our healthcare automation platform.
•Delivery Partner Acceleration: revenue derived from our DoorDash partnership grew nearly 50% sequentially and exceeded our expectations.
•Revenue Growth: Revenue of $3.2 million, increasing 9% sequentially and 404% year-over-year.
•Balance Sheet: Maintained a strong liquidity position of $240.4 million as of June 30, 2026.
•Outstanding Shares: Approximately 86 million shares of common stock outstanding as of June 30, 2026.

Outlook

•The Company revised its full year 2026 revenue guidance to a range of $9 million to $10 million. The revision reflects lower than expected delivery volume through the Company’s Uber Eats partnership, including a decline reflected in Q2 results and the removal of projected demand in the second half of 2026.

•Improved FY2026 Non-GAAP operating expense of $140 to $150 million, down from $160 to $170 million previously.

Supplemental Financial Information
The key metrics and financial tables outlined below are metrics that provide management with additional understanding of the drivers of business performance and the Company’s ability to deliver stockholder return. Investors should not place undue reliance on these metrics as indicators of future or expected results. The Company’s presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.

Table 1
Key Metrics
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Daily Active Robots (1) (3)	792	812	160	811	116
Daily Supply Hours (2) (3)	9,809	10,295	1,723	10,051	1,189
(1)Daily Active Robots: The Company defines daily active robots as the average number of robots performing deliveries during the period.
(2)Daily Supply Hours: The Company defines daily supply hours as the average number of hours the Company’s robots are available to perform daily deliveries during the period.
(3)The key metrics reported for the periods ended June 30, 2026 and March 31, 2026 are inclusive of the outdoor and indoor robot fleet.

Table 2
Disaggregation of Revenue
(in thousands)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Fleet services	$2,305	$1,958	$330	$4,263	$541
Software services	933	1,026	312	1,959	541
Total revenue	$3,238	$2,984	$642	$6,222	$1,082

Quarterly Conference Call Information
Management will host a conference call and webcast today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the financial results and provide a corporate update. A live webcast and replay can be accessed from the investor relations page of Serve’s website at investors.serverobotics.com.

Individuals interested in listening to the conference call may do so by dialing 800-715-9871 and referencing conference ID 4965302.
About Serve
Serve (Nasdaq: SERV) designs and operates autonomous robots that navigate complex, human-centric environments. Since spinning off from Uber in 2021, Serve has deployed more than 2,000 robots across the U.S., reaching a population of approximately 3 million and supporting delivery for more than 4,000 restaurants. In 2026, Serve acquired Diligent Robotics, Inc., expanding its operations beyond sidewalk delivery into indoor service robots used in hospitals. Serve designs both the hardware and software behind its robots, enabling them to work safely in public and private environments at scale.

For further information about Serve (Nasdaq: SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.
Forward Looking Statements
This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when we or our management are discussing our beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent management’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside of our control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include statements regarding the Company’s future revenue generation, business and investment strategy, timing of robot manufacturing and deployment, ability to expand to additional markets, capabilities of the Company’s robots, outcomes of planned and completed acquisitions, partnerships with multiple delivery platforms, and timing and ability to scale to commercial production.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2025, as supplemented by the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and in the Company’s subsequent SEC filings. The Company can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

Non-GAAP Measures of Financial Performance

To supplement the Company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (“GAAP”), the following non-GAAP measures of financial performance are included in this release: adjusted EBITDA, non-GAAP cost of sales, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP operations expense, non-GAAP sales and marketing expense, non-GAAP operating expense, non-GAAP net loss before income taxes, non-GAAP net loss and non-GAAP earnings per share.

The Company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the company views its operating results. The Company also believes that providing this information allows investors to not only better understand the Company’s financial performance, but also, better evaluate the information used by management to evaluate and measure such performance.

As such, the Company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the Company’s financial and operational performance. The Company defines its non-GAAP measures by excluding stock-based compensation.

Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables presented. When analyzing the Company’s operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.

To the extent that the Company presents any forward-looking non-GAAP financial measures, the Company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.

Contacts

Investor Relations
investor.relations@serverobotics.com

Table 3
Serve Robotics Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$79,112	$106,239
Short-term marketable securities	156,295	127,170
Accounts receivable, net	2,883	851
Prepaid expenses	6,177	6,042
Other receivables	2,605	696
Other current assets	219	77
Total current assets	247,291	241,075
Long-term marketable securities	5,001	26,344
Property and equipment, net	50,507	47,013
Intangible assets, net	34,505	31,313
Goodwill	27,998	15,530
Operating lease right-of-use assets	10,050	5,369
Other non-current assets	3,272	1,107
Total assets	$378,624	$367,751

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,505	$5,014
Accrued liabilities	9,430	6,482
Deferred revenue	1,975	2
Operating lease liabilities, current	2,362	1,800
Total current liabilities	19,272	13,298
Operating lease liabilities, non-current	7,335	3,454
Deferred tax liabilities	225	255
Total liabilities	26,832	17,007

Stockholders’ equity:
Preferred stock, $0.0001 par value, 10,000,000 shares authorized, 0 shares issued or outstanding as of both June 30, 2026 and December 31, 2025	—	—
Common stock, $0.0001 par value; 300,000,000 shares authorized, 86,536,203 and 74,781,782 shares issued and 86,496,060 and 74,734,949 shares outstanding as of June 30, 2026 and December 31, 2025, respectively	9	7
Additional paid-in capital	673,832	559,485
Accumulated other comprehensive income (loss)	(32)	138
Accumulated deficit	(322,017)	(208,886)
Total stockholders’ equity	351,792	350,744
Total liabilities and stockholders’ equity	$378,624	$367,751

Table 4
Serve Robotics Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenues	$3,238	$2,984	$642	$6,222	$1,082
Cost of revenues	12,017	11,985	3,501	24,002	5,410
Gross loss	(8,779)	(9,001)	(2,859)	(17,780)	(4,328)
Operating expenses:
Research and development	20,279	19,037	9,120	39,316	16,000
General and administrative	24,844	14,916	8,078	39,760	12,828
Operations	7,862	6,955	2,124	14,817	3,793
Sales and marketing	4,301	1,873	463	6,174	702
Total operating expenses	57,286	42,781	19,785	100,067	33,323
Loss from operations	(66,065)	(51,782)	(22,644)	(117,847)	(37,651)
Other income (expense), net	1,902	2,130	1,794	4,032	3,583
Net loss before income taxes	(64,163)	(49,652)	(20,850)	(113,815)	(34,068)
Benefit from income taxes	(36)	(648)	—	(684)	—
Net loss	$(64,127)	$(49,004)	$(20,850)	$(113,131)	$(34,068)

Weighted average common shares outstanding - basic and diluted	80,310,583	75,302,980	57,514,808	77,820,615	56,953,711
Net loss per common share - basic and diluted	$(0.80)	$(0.65)	$(0.36)	$(1.45)	$(0.60)

Table 5
Serve Robotics Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(113,131)	$(34,068)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	22,038	8,277
Depreciation	7,107	1,269
Amortization	5,725	23
Deferred income taxes	(770)	—
Accretion of discount on available-for-sale securities	(781)	(398)
Changes in operating assets and liabilities, net of effects of businesses acquired:
Accounts receivable, net	(1,168)	(499)
Prepaid expenses	(152)	(650)
Other receivables	(1,058)	(283)
Other current assets	(32)	—
Accounts payable	(1,765)	(485)
Accrued liabilities	472	1,208
Deferred revenue	48	(8)
Operating lease liabilities	(1,271)	188
Net cash used in operating activities	(84,738)	(25,426)
Cash flows from investing activities:
Proceeds from maturities and sales of marketable securities	99,722	—
Purchases of marketable securities	(107,068)	(66,308)
Acquisitions, net of cash acquired	(21,447)	(5,634)
Purchases of property and equipment	(2,417)	(9,498)
Proceeds from tariff refunds	3,567	—
Security deposits	(71)	(69)
Capitalized software implementation costs	—	(425)
Net cash used in investing activities	(27,714)	(81,934)
Cash flows from financing activities:
Proceeds from issuance of common stock pursuant to at-the-market public offerings, net of offering costs	84,922	13,521
Proceeds from exercise of options	404	224
Proceeds from issuance of common stock in registered direct offering, net of offering costs	—	75,847
Proceeds from exercise of warrants	—	11,376
Repayments of financing lease liability	—	(186)
Proceeds from short-swing profit disgorgement	—	48
Payments of deferred offering costs	—	(35)
Net cash provided by financing activities	85,326	100,795
Effect of exchange rate changes on cash and cash equivalents	(1)	(1)
Net change in cash and cash equivalents	(27,126)	(6,565)
Cash and cash equivalents at beginning of period	106,239	123,266
Cash and cash equivalents at end of period	$79,112	$116,700

Table 6
Reconciliation of GAAP Net Losses to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net loss on GAAP basis	$(64,127)	$(49,004)	$(20,850)	$(113,131)	$(34,068)
Interest income	(1,927)	(2,106)	(1,794)	(4,033)	(3,586)
Interest expense	—	—	—	—	3
Acquisition related expenses	360	1,822	239	2,182	239
Finance lease purchase option	—	—	2,246	—	2,246
Depreciation	3,699	3,408	794	7,107	1,269
Amortization	2,875	2,850	23	5,725	23
Stock-based compensation	14,685	7,353	4,398	22,038	8,277
Benefit from income taxes	(36)	(648)	—	(684)	—
Adjusted EBITDA	$(44,471)	$(36,325)	$(14,944)	$(80,796)	$(25,597)

Table 7
Reconciliation of GAAP Measures to Non-GAAP Measures
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
GAAP cost of revenues	$12,017	$11,985	$3,501	$24,002	$5,410
Amortization of intangible assets	147	84	—	231	—
Non-GAAP cost of revenues	$11,870	$11,901	$3,501	$23,771	$5,410

GAAP research and development expense	$20,279	$19,037	$9,120	$39,316	$16,000
Stock-based compensation	5,421	3,522	2,159	8,943	4,087
Non-GAAP research and development expense	$14,858	$15,515	$6,961	$30,373	$11,913

GAAP general and administrative expense	$24,844	$14,916	$8,078	$39,760	$12,828
Stock-based compensation	8,543	3,447	2,061	11,990	3,885
Amortization of intangible assets	1,743	1,685	—	3,428	—
Acquisition related expenses	360	1,822	239	2,182	239
Finance lease purchase option	—	—	2,246	—	2,246
Non-GAAP general and administrative expense	$14,198	$7,962	$3,532	$22,160	$6,458

GAAP operations expense	$7,862	$6,955	$2,124	$14,817	$3,793
Stock-based compensation	309	250	96	559	176
Amortization of intangible assets	111	63	—	174	—
Non-GAAP operations expense	$7,442	$6,642	$2,028	$14,084	$3,617

GAAP sales and marketing expense	$4,301	$1,873	$463	$6,174	$702
Stock-based compensation	412	134	83	546	129
Amortization of intangible assets	2	3	—	5	—
Non-GAAP sales and marketing expense	$3,887	$1,736	$380	$5,623	$573

GAAP operating expense	$57,286	$42,781	$19,785	$100,067	$33,323
Stock-based compensation	14,685	7,353	4,398	22,038	8,277
Amortization of intangible assets	1,856	1,751	—	3,607	—
Acquisition related expenses	360	1,822	239	2,182	239
Finance lease purchase option	—	—	2,246	—	2,246
Non-GAAP operating expenses	$40,385	$31,855	$12,902	$72,240	$22,561

GAAP net loss before income taxes	$(64,163)	$(49,652)	$(20,850)	$(113,815)	$(34,068)
Stock-based compensation	14,685	7,353	4,398	22,038	8,277
Amortization of intangible assets	2,003	1,835	—	3,838	—
Acquisition related expenses	360	1,822	239	2,182	239
Finance lease purchase option	—	—	2,246	—	2,246
Non-GAAP net loss before income taxes	$(47,115)	$(38,642)	$(13,967)	$(85,757)	$(23,306)

GAAP net loss	$(64,127)	$(49,004)	$(20,850)	$(113,131)	$(34,068)
Stock-based compensation	14,685	7,353	4,398	22,038	8,277
Amortization of intangible assets	2,003	1,835	—	3,838	—
Acquisition related expenses	360	1,822	239	2,182	239
Finance lease purchase option	—	—	2,246	—	2,246
Non-GAAP net loss	$(47,079)	$(37,994)	$(13,967)	$(85,073)	$(23,306)

Weighted average common shares outstanding - basic and diluted	80,310,583	75,302,980	57,514,808	77,820,615	56,953,711
GAAP basic and diluted net loss per Common share	$(0.80)	$(0.65)	$(0.36)	$(1.45)	$(0.60)
Non-GAAP basic and diluted net loss per Common share	$(0.59)	$(0.50)	$(0.24)	$(1.09)	$(0.41)